UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 28, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of December 1, 2005, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-11)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-11 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,835,336,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-11 on December 28, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated December 21, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of December 1, 2005, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class B1, Class B2, Class X, Class P, Class LT-R and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,872,790,458 as of December 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement dated as of December 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of December 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and JPMorgan Chase Bank, National Association, as Servicer.

99.3

Servicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Option One Mortgage Corporation Servicing Corporation, as Servicer.

99.4

Subservicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.5

Securitization Subservicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.6

Securitization Servicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and HomEq Servicing Corporation, as Servicer.

99.7

Republic Mortgage Insurance Company (“RMIC”) Master Policy 1103, 8/94, as amended from time to time, including Endorsement.

99.8

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage
Guaranty Master Policy (No. 22-590-4-3427) including Endorsement No. 71-70285.

99.9

Primary Mortgage Insurance Co. (“PMI”) Master Mortgage Policy 21046-0021-0 Bulk No. 2005-1078; Bulk Primary First Lien Master Policy No. is UW 2510.00(9/00) including Endorsement.

100.1

Interest Rate Swap Agreement, dated as of December 28, 2005, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-11.

100.2

Interest Rate Cap Agreement, dated as of December 28, 2005, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-11.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:  /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: December 28, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of December 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of December 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and JPMorgan Chase Bank, National Association, as Servicer.

99.3

Servicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Option One Mortgage Corporation Servicing Corporation, as Servicer.

99.4

Subservicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.5

Securitization Subservicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.6

Securitization Servicing Agreement dated as of December 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and HomEq Servicing Corporation, as Servicer.

99.7

Republic Mortgage Insurance Company (“RMIC”) Master Policy 1103, 8/94, as amended from time to time, including Endorsement.

99.8

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage
Guaranty Master Policy (No. 22-590-4-3427) including Endorsement No. 71-70285.

99.9

Primary Mortgage Insurance Co. (“PMI”) Master Mortgage Policy 21046-0021-0 Bulk No. 2005-1078; Bulk Primary First Lien Master Policy No. is UW 2510.00(9/00) including Endorsement.

100.1

Interest Rate Swap Agreement, dated as of December 28, 2005, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-11.

100.2   Interest Rate Cap Agreement, dated as of December 28, 2005, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-11.